UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               Amendment No. 1 on


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 22, 2006
                        (Date of earliest event reported)


                              Public Storage, Inc.
             (Exact name of registrant as specified in its charter)




                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                  1-8389                                   95-3551121
-----------------------------------------      ---------------------------------
         (Commission File Number)              (IRS Employer Identification No.)


 701 Western Avenue, Glendale, California                  91201-2349
-----------------------------------------      ---------------------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                                 (818) 244-8080
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

         This Amendment No. 1 amends the Current Report on Form 8-K of Public Storage, Inc. ("Public Storage") filed with the United States Securities and Exchange Commission on August 23, 2006 related to the acquisition of Shurgard Storage Centers, Inc. ("Shurgard") pursuant to an Agreement and Plan of Merger, dated as of March 6, 2006, by and among Shurgard, Public Storage and Shurgard Storage Centers LLC (formerly known as ASKL Sub LLC), a Delaware limited liability company and subsidiary of Public Storage. This Form 8-K/A amends the Form 8-K filed on August 23, 2006 to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K and to furnish certain other information. The information previously reported under Item 2.01 in the Form 8-K filed on August 23, 2006 is hereby incorporated by reference into this Form 8-K/A.

ITEM 7.01 REGULATION FD DISCLOSURE

         The information provided herein in Item 7.01 of this Form 8-K/A shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

(a) Recent liquidity events

         On June 30, 2006, our cash balance was approximately $983,630,000. As a result of the net impact of the Shurgard Merger and associated transactions as reflected in the accompanying pro-forma balance sheet and income statement, our cash balance was reduced to approximately $212,598,000 on a pro-forma basis at June 30, 2006.

         We have had additional financing and investing transactions after June 30, 2006 that are not reflected on the pro forma financial statements because they were not directly related to the Shurgard merger, as follows:

o On August 8, 2006, we issued 18,400,000 depositary shares, each representing 1/1,000 of a share of our 7.25% Cumulative Preferred Stock, Series K, for aggregate gross proceeds of $460.0 million.

o On August 23, 2006, we acquired the remaining partnership interests that we did not own in a series of partnerships. These partnerships, which were formed by Shurgard, owned 20 self-storage facilities located in Florida. The aggregate acquisition cost was approximately $16.5 million in cash.

o On September 6, 2006, we acquired the remaining partnership interests in various partnerships that we did not own for an aggregate cost of approximately $44.3 million in cash. These partnerships, which were formed by Shurgard, owned 47 self-storage facilities located in North Carolina and South Carolina.

o On September 28, 2006, we redeemed all of our outstanding 8.000% Cumulative Preferred Stock, Series R, for a total redemption value of $510.0 million, plus accrued dividends

o On September 26, 2006, we called for redemption all outstanding depositary shares representing interests in our 7.875% Cumulative Preferred Stock, Series S. The redemption will occur on October 31, 2006. The aggregate redemption amount to be paid to all holders of the depositary shares, before payment of accrued dividends, is approximately $143.8 million.

(b) Earnings for the quarter ended September 30, 2006

         During the three months ended September 30, 2006, we expect to report significant incremental expenses, principally associated with the integration of Shurgard's operations into Public Storage's operations, the wind-down of Shurgard's business affairs, and the reduction in capitalized development costs for development projects that will no longer be pursued. These incremental expenses are subject to change, but are currently estimated to be between approximately $25,000,000 and $30,000,000, or approximately $0.17 to $0.21 per common share based upon estimated weighted average shares outstanding totaling approximately 146.0 million shares for the quarter ended September 30, 2006. We expect to incur additional expenses in the quarter ended December 31, 2006 related to the continued winding down of the business affairs of Shurgard, however, such expenses are expected to be significantly less than those experienced in the quarter ended September 30, 2006. None of these expenses are included in the pro forma financial statements filed within because they are not expected to be recurring.

         In addition, as a result of the aforementioned redemption activities with respect to our Series R and Series S Cumulative Preferred Stock, pursuant to Emerging Issues Task Force Topic D-42, "The Effect on the Calculation of Earnings per Share for the Redemption or the Induced Conversion of Preferred Stock" ("EITF D-42") we expect to reflect an additional allocation of income to the preferred shareholders based upon the original issue costs, of approximately $21,643,000 for the quarter ended September 30, 2006, representing approximately $0.15 per common share based upon estimated weighted average shares outstanding totaling approximately 146 million shares for the quarter ended September 30, 2006.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

         Audited Financial Statements of Shurgard as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004, and 2003 and Unaudited Financial Statements of Shurgard as of June 30, 2006 and for the six months ended June 30, 2006 and 2005 are set forth as Exhibits 99.3 and 99.4 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

         Unaudited Pro Forma Condensed Consolidated Financial Statements of Public Storage (i) as of June 30, 2006 and for the six months then ended and
(ii) for the year ended December 31, 2005 are set forth herein as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(d) Exhibits.

         The following are filed as Exhibits to this Report.

Exhibit No.                        Exhibit Description
----------  --------------------------------------------------------------------

23.1 Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Shurgard.

23.2 Consent of Deloitte Reviseurs d'Entreprises, independent auditor of Shurgard Self Storage, SCA.

99.1 Unaudited Pro Forma Condensed Consolidated Financial Statements of Public Storage as of June 30, 2006 and for the six months then ended.

99.2 Unaudited Pro Forma Condensed Consolidated Financial Statements of Public Storage for the year ended December 31, 2005 (attached as
            Exhibit 99.1 to a Current Report on Form 8-K filed by Public Storage on April 24, 2006 and incorporated herein by reference).

99.3 Audited Financial Statements of Shurgard as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004, and 2003 (set forth in Shurgard's Form 8-K dated May 23, 2006 as exhibit 99.3, and incorporated herein by reference).

99.4 Unaudited Financial Statements of Shurgard as of June 30, 2006 and for the six months ended June 30, 2006 and 2005 (set forth on pages 3 to 31 of the Quarterly Report on Form 10-Q of Shurgard for the quarter ended June 30, 2006 and incorporated herein by reference).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PUBLIC STORAGE, INC.

Date:  October 10, 2006                     By:/s/ John Reyes
                                               --------------
                                               Name: John Reyes
                                               Title: Senior Vice President &
                                                      Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                        Exhibit Description
----------  --------------------------------------------------------------------

23.1 Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Shurgard.


23.2 Consent of Deloitte Reviseurs d'Entreprises, independent auditor of Shurgard Self Storage, SCA.

99.1 Unaudited Pro Forma Condensed Consolidated Financial Statements of Public Storage as of June 30, 2006 and for the six months then ended.

99.2 Unaudited Pro Forma Condensed Consolidated Financial Statements of Public Storage for the year ended December 31, 2005 (attached as
            Exhibit 99.1 to a Current Report on Form 8-K filed by Public Storage on April 24, 2006 and incorporated herein by reference).

99.3 Audited Financial Statements of Shurgard as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004, and 2003 (set forth in Shurgard's Form 8-K dated May 23, 2006 as exhibit 99.3, and incorporated herein by reference).

99.4 Unaudited Financial Statements of Shurgard as of June 30, 2006 and for the six months ended June 30, 2006 and 2005 (set forth on pages 3 to 31 of the Quarterly Report on Form 10-Q of Shurgard for the quarter ended June 30, 2006 and incorporated herein by reference).

Exhibit 23.1  Consent of PricewaterhouseCoopers, LLP

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (Nos. 333-81041; 333-101425; 333-115660; 333-130137; and
333-136169),  and on Form S-8 (Nos. 33-36004;  33-55541;  333-13463;  333-75327;
333-50270; 333-52400; and 333-59218) of Public Storage Inc., of our report dated March 20, 2006, except with respect to our opinions on the consolidated financial statements and financial statement schedule insofar as they relate to the effects of the discontinued operations as discussed in Note 25, as to which the date is May 23, 2006, relating to the financial statements, financial statement schedule, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of Shurgard Storage Centers, Inc., which is incorporated by reference in this Current Report on Form 8-K/A of Public Storage, Inc., dated October 10, 2006.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Seattle, Washington
October 10, 2006

Exhibit 23.2  Consent of Deloitte Reviseurs d'Entreprises

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (Nos. 333-81041; 333-101425; 333-115660; 333-130137; and
333-136169)  and on Form S-8 (Nos.  33-36004;  33-55541;  333-13463;  333-75327;
333-50270;  333-52400;  and  333-59218),  of our  report  dated  April 23,  2004 relating to the consolidated financial statements of Shurgard Self-Storage, SCA which is incorporated by reference in this Current Report on Form 8K/A of Public Storage Inc. dated October 10, 2006.


/s/ Deloitte Reviseurs d'Entreprises
------------------------------------
Deloitte Reviseurs d'Entreprises
SC s.f.d. SCRL
Represented by Daniel Kroes
October 9, 2006